DELAWARE GROUP EQUITY FUNDS V
Delaware Dividend Income Fund
(the "Fund")

Supplement to the Fund's Prospectuses dated March 30, 2005

Temporary Redemption Fee on Shares Issued in Reorganization:
The following is added to "Fund Profile - What are the Fund's fees and expenses" on Page 4:

There will be a temporary 2% redemption fee applicable to shareholders that receive Class A shares of the Fund in connection with the reorganization of Lincoln National Convertible Securities Fund, Inc. into the Fund (the "Reorganization"), which was effective on June 24, 2005. Shares issued in connection with the Reorganization will be subject to this 2% redemption fee if redeemed or exchanged prior to September 26, 2005. The proceeds of this temporary redemption fee will be retained by the Fund.

Please keep this Supplement for future reference.

This Supplement is dated June 24, 2005.